Exhibit 10.19

FOURTH AMENDMENT TO LOAN DOCUMENTS

THIS FOURTH AMENDMENT TO LOAN DOCUMENTS (the "Agreement") made effective as of the 5th day of November, 2018 (the "Effective Date"), between REVERE HIGH YIELD FUND, LP, a Delaware limited partnership having an address of 2000 McKinney Avenue, Suite 2125, Dallas, Texas 75201, (the "Lender"), WHEELER REIT, L.P., a Virginia limited partnership having an office and place of business located at 2529 Virginia Beach Boulevard, Virginia Beach, Virginia 23452 (the “Borrower”) and the undersigned guarantors of the Loan (herein collectively together with their successors and assigns, the "Guarantor”). By execution of this Agreement, Guarantor agrees and consents to be bound by all of the terms set forth herein.

W I T N E S S E T H:

WHEREAS, Lender made a loan to Borrower (the "Loan") in the original principal amount of EIGHT MILLION AND 00/100 DOLLARS ($8,000,000.00), which Loan is evidenced by a Term Note in the amount of EIGHT MILLION AND 00/100 DOLLARS ($8,000,000.00) from Borrower to Lender dated as of April 8, 2016 (the "Note ");

WHEREAS, the Note was executed in connection with and secured by, among other things, (i) that certain Term Loan and Security Agreement dated as of April 8, 2016 by and between Borrower and Lender (the “Loan Agreement”); (ii) the Guaranty; (iii) the Mortgage; (iv) the Environmental Indemnity; and (viii) all other loan documents executed by Borrower in favor of Lender in connection with the Loan (all of the foregoing subparagraphs (i) through (viii), collectively, the “Loan Documents”);

WHEREAS, Borrower has requested that Lender extend the Maturity Date (as defined in the Loan Agreement) to February 1, 2019;

WHEREAS, all terms defined in the Loan Agreement are used herein with their defined meanings unless otherwise provided;

WHEREAS, Borrower and Lender are mutually desirous of making certain changes to the Loan Documents as set forth below; and

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other valuable consideration, each to the other in hand paid, receipt thereof being hereby acknowledged, and in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.	The above recitals are true and correct and are incorporated into this Agreement.

2.	As of the date hereof, the outstanding balance of the Loan is $1,258,936.77.

3.	The Loan Agreement is hereby modified as follows:

a.	The definition of “Exit Fee” set forth in Section 1.01 (Definitions) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“    “Exit Fee” shall mean an amount equal to $575,000.00.”

b.        The first sentence of Section 2.03 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“The Maturity Date of the Term Loan is February 1, 2019.”

4.
Borrower hereby confirms and acknowledges per Section 2.04 of the Loan Agreement, that on each and every month, on each Payment Date, in addition to the payment of interest in arrears on the principal balance of the Loan from time to time outstanding, Borrower shall pay $100,000.00 per month toward the Loan balance. The outstanding principal balance plus accrued and unpaid interest and all other amounts due and payable under the Loan Agreement and the Loan Documents shall be due and payable on the Maturity Date as extended by this Agreement.

5.	Effective as of November 1, 2018, the “Interest Rate” shall increase from nine percent (9%) per annum to ten percent (10%) per annum.

6.
Simultaneously with the execution of this Agreement, Borrower shall deliver, or cause to be delivered: (i) to Lender a paydown of the outstanding principal of the Loan in the amount of $100,000.00 (the “Paydown Amount”); after such payment of the Paydown Amount the outstanding principal balance of the Loan will be One Million One Hundred Fifty Eight Thousand Nine Hundred Thirty Six and 77/100 Dollars ($1,158,936.77); and (ii) to Rogin Nassau LLC, $1,000.00 in immediately available funds on account of legal fees incurred in the preparation of this Agreement (“Legal Fees”).

5.	Upon payment of the Paydown Amount and the Legal Fees simultaneously with the execution of this Agreement, the Maturity Date (as defined in the Loan Agreement) shall be extended to February 1, 2019.

6.
All of the other terms and conditions of the Loan Documents shall remain the same and in full force and effect, except as specifically amended herein. Borrower hereby reaffirms the Note, the Mortgage, the Loan Agreement and the other Loan Documents, and acknowledges that Borrower has no setoffs, counterclaims or defenses to any of the Loan Documents.

7.
Any default by Borrower in any of the covenants herein made shall, at the option of Lender, or its successors and assigns, constitute an Event of Default under the Loan Documents entitling Lender, or its successors or assigns, to any or all of the other remedies it or they may have thereunder.

8.	All of the Borrower Collateral (as defined in the Loan Agreement) and the Collateral (as defined in the Mortgage) shall remain in all respects subject to the lien, charge and encumbrance of the Loan Agreement and Mortgage, as the case may be, and nothing herein contained and nothing done pursuant hereto, shall affect or be construed to affect the lien, charge or encumbrance of the Loan Agreement and Mortgage, as the case may be or the priority thereof over all liens, charges or encumbrances, except as expressly provided herein.

9.
This Agreement shall be binding upon Borrower and any subsequent owner of the Collateral or any part thereof (provided, however, that any provisions against sale or transfer contained in the Mortgage shall remain in full force and effect) and shall be binding and inure to the benefit of Lender, its successors and assigns, including any subsequent holder of the Mortgage or the Loan Documents.

10.
BORROWER, AND ANY SUBSEQUENT ENDORSER, GUARANTOR OR OTHER ACCOMMODATION MAKER, EACH HEREBY WAIVE PRESENTMENT, DEMAND FOR PAYMENT AND NOTICE OF DISHONOR, TOGETHER WITH ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION WITH RESPECT TO THE NOTE, THE MORTGAGE, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS OR THIS AGREEMENT AND AS TO ANY ISSUES ARISING RELATING TO THE NOTE, THE MORTGAGE, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS OR THIS AGREEMENT.

11.
All of the other terms and conditions of Guaranty and Environmental Indemnity shall remain the same and in full force and effect, except as specifically amended herein. Each Guarantor hereby consents to the terms of this Agreement and reaffirm his obligations under Guaranty and the Environmental Indemnity, agree that such Guaranty and Environmental Indemnity continue to be binding and enforceable obligations of the Guarantor, and acknowledge that Borrower has no setoffs, counterclaims or defenses to any of the Guaranty or Environmental Indemnity.

12.	This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same Agreement.

13.	This Agreement shall be governed and construed by and interpreted in accordance with the laws of the State of Virginia, without regard to conflict of law provisions thereof.

14.
As a material inducement to Lender to enter into this Agreement, Borrower and Guarantor hereby acknowledge, admit, and agree that, as of the date hereof, there exist no rights of offset, defense, counterclaim, claim, or objection in favor of Borrower or Guarantor against Lender with respect to the Note, the Loan Agreement or any of the other Loan Documents, or alternatively, that any and all such rights of offset, defense, counterclaim, claim, or objection which they may have or claim, of any nature whatsoever, whether known or unknown, are hereby expressly and irrevocably waived and released. Borrower and Guarantor hereby release and forever discharge Lender, its directors, officers, employees, administrators, subsidiaries, affiliates, attorneys, agents, successors, and assigns from any and all rights, claims, demands, actions, causes of action, suits, proceedings, agreements, contracts, judgments, damages, debts, costs, expenses, promises, agreements, duties, liabilities, or obligations, whether in law or in equity, known or unknown, choate or inchoate, which they had, now have, or hereafter may have, arising under or in any manner relating to, whether directly or indirectly, the Note, the Loan Agreement, any other Loan Document or any transaction contemplated by any Loan Document or this Agreement, from the beginning of time until the date of full execution and delivery hereof.

15.
Lynnhaven Parkway Associates, LLC, DF I-Carrollton, LLC, LaGrange Associates, LLC and WHLR-Laskin Road, LLC are each released from the obligations of the Guaranty Agreements by and between each of Lynnhaven Parkway Associates, LLC, DF I-Carrollton, LLC, LaGrange Associates, LLC and WHLR-Laskin Road, LLC (the guarantors listed in each Guaranty Agreement) and Lender, dated April 8, 2016.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed, sealed and delivered the day and year first above written.

LENDER:

REVERE HIGH YIELD FUND, LP,
                                                                   a Delaware limited partnership

                                                                  By:  Revere GP, LP, its General Partner

By:          Revere Capital Corp.
                                                                        Its:          General Partner

                                                                        By:   /s/ Clark Briner
Name:  Clark Briner
Its:  Sole Shareholder

BORROWER:

WHEELER REIT, L.P., a Virginia limited partnership

By: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
By: Its general partner

By: /s/ David Kelly
David Kelly
its Chief Executive Officer

GUARANTOR:

WHEELER REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation

By:    /s/ David Kelly
David Kelly
Chief Executive Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN DOCUMENTS
HARBOR POINT ASSOCIATES, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

NORTHPOINTE INVESTORS, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

RIVERSEDGE OFFICE ASSOCIATES, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN DOCUMENTS

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

SURREY PLAZA ASSOCIATES, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

JENKS PLAZA ASSOCIATES, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN DOCUMENTS

DF I-COURTLAND, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

DF I-MOYOCK II, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,

SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN DOCUMENTS

a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

WD-III ASSOCIATES, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

WHLR-BERKLEY, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN DOCUMENTS

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN DOCUMENTS

LUMBER RIVER ASSOCIATES, LLC a Virginia limited partnership

By: Lumber River Management, LLC, a Virginia limited partnership
Its: Managing Member

By: Wheeler REIT, L.P.,
a Virginia limited partnership
Its: Sole Member

By: Wheeler Real Estate Investment Trust, Inc., a Maryland corporation
Its: General Partner

By:/s/ David Kelly
Name: David Kelly
Title: Chief Executive Officer

TUCKERNUCK ASSOCIATES, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

WHLR-BROOK RUN PROPERTY, LLC,
a Virginia limited liability company

SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN DOCUMENTS

By    /s/ David Kelly
David Kelly, its Manager

SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN DOCUMENTS